DERIVATIVE INSTRUMENTS	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
NOTE 17:-	DERIVATIVE INSTRUMENTS

The Group enters into hedge transactions with a major financial institution, using derivative instruments, primarily forward contracts and options to purchase and sell foreign currencies, in order to reduce the net currency exposure associated with anticipated expenses (primarily salaries and rent expenses) in currencies other than the dollar. The Group currently hedges such future exposures for a maximum period of one year. However, the Group may choose not to hedge certain foreign currency exchange exposures for a variety of reasons, including but not limited to immateriality, accounting considerations and the prohibitive economic cost of hedging particular exposures. There can be no assurance the hedges will offset more than a portion of the financial impact resulting from movements in foreign currency exchange rates.

The Group records all derivatives in the consolidated balance sheet at fair value. The effective portions of cash flow hedges are recorded in other comprehensive income (loss) until the hedged item is recognized in earnings. The ineffective portions of cash flow hedges are adjusted to fair value through earnings in "financial income (expense), net". As of December 31, 2016, the Group had accumulated unrealized loss of $142 associated with cash flow hedges that was recorded in other comprehensive income (loss). As of December 31, 2017, the Group did not have accumulated unrealized loss associated with cash flow hedges.

The Group entered into forward and options contracts that did not meet the requirement for hedge accounting. The Group measured the fair value of the contracts in accordance with ASC 820, at Level 2. The net losses recognized in "financial expenses (income), net" during the years ended December 31, 2015, 2016 and 2017 were $230, $90 and $9, respectively.

As of December 31, 2016 the Group had outstanding forward and options collar (cylinder) contracts in the amount of $27,000 which were designated as payroll and rent hedging contracts. As of December 31, 2017, the Group did not have outstanding forward and options collar (cylinder) contracts which were designated as payroll and rent hedging contracts. In addition, as of December 31, 2017 the Group had $2,500 of outstanding forward contracts which were not designated as hedging contracts. As of December 31, 2016, the Group had no outstanding forward contracts which were not designated as hedging contracts.

The fair value of the Group's outstanding derivative instruments and the effect of derivative instruments in cash flow hedging relationship on other comprehensive income for the years ended December 31, 2016 and 2017 are summarized below:

Foreign exchange forward		December 31,
and options contracts	Balance sheet	2016	2017

Fair value of foreign exchange forward and options collar (cylinder) contracts	"Other payables and accrued expenses"	$(142)	$-

Gains (losses) recognized in other comprehensive income (loss) (effective portion)	"Other comprehensive income (loss)"	$(415)	$142

The effect of derivative instruments in cash flow hedging relationship on income for the years ended December 31, 2016 and 2017 is summarized below:

Foreign exchange forward	Comprehensive	Year Ended December 31,
and options contracts	Income (loss)	2016	2017

Comprehensive income from derivatives before reclassifications	"Other comprehensive income (loss)"	$608	$1,739

Income reclassified from accumulated other comprehensive income (effective portion)	"Operating expenses"	$1,023	$1,597